Mairs and Power

Growth Fund, Inc.

3rd Quarter Report

September 30, 2006

November 20, 2006

To Our Shareholders:

THIRD QUARTER RESULTS

By most measures, the stock market turned in an outstanding performance during the third quarter, primarily in response to better than expected corporate profit gains. However, most of the strength was concentrated in the largest companies having the biggest market capitalizations. The Growth Fund lagged the performance of most major market indices because of its multi-cap investment approach along with the poor performance of a number of individual issues. The Fund produced a total investment return of 1.7% compared to greater returns of 5.4% and 5.7% for the Dow Jones Industrial Average and Standard & Poor’s 500 Stock Index, respectively. The Fund also under-performed an average return of 3.5% for a peer group of multi-cap core funds as measured by Lipper.

For the first nine months, The Fund had a total investment return of 4.2% compared to greater returns of 10.9% for the DJIA and 8.5% for the S & P 500.  The Lipper peer group of multi-cap core funds produced an average return of 6.0% over the same period.

The overall economy as measured by Gross Domestic Product grew at a reduced annual rate of 1.6% (preliminary basis) in the third quarter, largely in response to the slump in housing.  However, consumer spending continued to increase at a reasonably healthy 3.1% rate without housing in the picture.  Business spending was quite strong as indicated by an 8.6% rate of growth in non-residential fixed investment.  Corporate profits grew at a surprisingly strong 15%+ annual rate as a result of continuing productivity gains and somewhat better pricing.  This was particularly impressive given the weakness in housing related companies.

Longer term interest rates declined slightly during the third quarter with the Fed on hold and inflationary pressures showing signs of moderating.  With energy costs having fallen significantly from their highs earlier in the year, the GDP’s core personal consumption expenditure deflator actually slipped to 2.4% from 2.8% in the second quarter.

The strength shown by the stock market in the third quarter seemed to be primarily the result of better than expected growth in corporate profits but also reduced inflationary expectations.  However, reflecting concerns over the future rate of economic progress, some of the more defensive sectors (financials, health care and telecommunication services) performed the best while the more cyclical sectors (basic industries and energy) performed the worst.  Certain high growth sectors, such as technology, also performed very well.  Individual holdings within the Fund that performed the best included Baxter International (+23.7%), Pfizer (+20.8%) and Target (+13.1%) while those that performed worst included Pentair (-23.4%), MTS Systems (-18.1%) and Graco (-15.0%).  It should be noted that the best performers were all large cap issues while the poorest performers were all small and mid cap issues.

Future Outlook

Aside from the likelihood of continuing weakness in residential housing, the economic outlook over the coming year seems fundamentally sound.  The economy, as measured by Gross Domestic Product, is expected to show a growth rate in the 2-3% range or just below the historical rate of slightly above 3%.  Growth is expected to be propelled by continuing strength in consumer spending, which accounts for over two thirds of GDP, along with a further improvement in business spending.  Consumer spending should be helped by the recent decline in energy prices together with the continuing growth in employment.  Business spending should continue to benefit from balance sheet liquidity as well as some catch-up in nonresidential construction (structures) which had been lagging up until recently.  Export activity is expected to be an additional plus given the promising prospects for international growth.  While the future rate of corporate profit growth may slip below the exceptional experience of recent quarters, the growth rate should nevertheless remain at historically high levels.

Given the fact that inflationary pressures have lessened recently, the outlook for interest rates has improved noticeably.  Unless energy prices resume their upward trend, the outlook for longer term rates appears relatively benign, at least over the near term.  At the short end of the yield curve, further Fed action seems likely to be delayed until either the “core” rate of inflation materially changes and/or the rate of economic growth moves out of the moderate range we now project.

With both corporate profit and interest rate trends continuing to be relatively favorable, the outlook for the stock market remains positive.  Although stock prices have moved upward in recent months, valuation levels still seem reasonable at less than 16x estimated S & P 500 Index earnings for 2007.  While overall market volatility may continue to be relatively low in the months to come, volatility on individual issues could stay high in light of the recent acceleration in merger and buy-out activity.

William B. Frels
President and Lead Manager

Mark L. Henneman
Co-Manager

Past performance is no guarantee of future results.

The Fund’s investment objectives, risks and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the Fund, and it may be obtained by calling (800) 304-7404, or visiting www.mairsandpower.com.  Read it carefully before investing.

Fund Performance (unaudited)

Ten years of investment performance (through September 30, 2006)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended September 30, 2006

	1 year	5 years	10 years	20 years
Mairs and Power Growth Fund	9.25%	10.71%	12.56%	14.66%

S&P 500 Index	10.79%	6.97%	8.59%	11.74%

Performance data quoted represents past performance and does not guarantee future results.  All performance information shown includes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance is updated and published monthly.  Visit the Fund’s website at www.mairsandpower.com or call (800) 304-7404 for current performance figures.

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market.

Fund Information (unaudited)	September 30, 2006

Portfolio Managers

William B. Frels, lead manager since 2004 Co-manager since 1999

University of Wisconsin, BBA Finance 1962

Mark L. Henneman, co-manager since 2006
University of Minnesota, MBA Finance 1990

General Information

Fund Symbol	MPGFX
Net Asset Value (NAV) Per Share	$74.42
Expense Ratio (Jun. 30, 2006)	0.69%
Portfolio Turnover Rate (Jun. 30, 2006)	2.48%
Sales Charge	None (2)
Fund Inception Year	1958

Portfolio Composition

Top Ten Portfolio Holdings

(Percent of Total Net Assets) (1)

Wells Fargo & Co.	4.6%
Target Corp.	4.2%
Emerson Electric Co.	4.1%
3M Co.	4.0%
Medtronic, Inc.	3.8%
The Valspar Corp.	3.6%
EcoLab Inc.	3.5%
U.S. Bancorp	3.5%
Johnson & Johnson	3.4%
General Mills, Inc.	3.4%

Portfolio Diversification
(Percent of Total Net Assets)

Health Care	18.0%
Financial	17.0%
Technology	14.3%
Basic Industries	13.1%
Capital Goods	10.2%
Consumer Cyclical	9.0%
Consumer Staple	8.7%
Diversified	7.3%
Short-Term Investments *	2.2%
Utilities	0.2%
100%

* Represents short-term investments and other assets and liabilities (net).

(1)                                  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

(2)                                  Although the Fund is no-load, investment management fees and other expenses still apply.

Schedule of Investments (unaudited)	September 30, 2006

Number of Shares	Security Description	Market Value
	COMMON STOCKS 97.8%
	BASIC INDUSTRIES 13.1%
2,209,000	Bemis Co., Inc.	$72,587,740
2,130,000	Ecolab Inc.	91,206,600
3,450,000	H. B. Fuller Co. (b)	80,868,000
3,500,000	The Valspar Corp.	93,100,000
		337,762,340
	CAPITAL GOODS 10.2%
2,290,000	Donaldson Co., Inc.	84,501,000
2,095,000	Graco Inc.	81,830,700
1,210,000	MTS Systems Corp. (b)	39,131,400
2,190,000	Pentair, Inc.	57,356,100
		262,819,200
	CONSUMER CYCLICAL 9.0%
1,270,000	Briggs & Stratton Corp.	34,988,500
400,000	G & K Services, Inc. – Cl A	14,572,000
1,950,000	Target Corp.	107,737,500
1,750,000	The Toro Company	73,797,500
		231,095,500
	CONSUMER STAPLE 8.7%
1,560,000	General Mills, Inc.	88,296,000
1,840,000	Hormel Foods Corp.	66,203,200
2,350,000	SUPERVALU Inc.	69,677,500
		224,176,700
	DIVERSIFIED 7.3%
2,370,000	General Electric Co.	83,661,000
1,400,000	3M Co.	104,188,000
		187,849,000
	FINANCIAL 17.0%
1,260,000	Associated Banc-Corp.	40,950,000
625,000	MoneyGram International Inc.	18,162,500
760,000	Principal Financial Group, Inc.	41,252,800
1,070,000	The St. Paul Travelers Companies, Inc.	50,172,300
3,070,000	TCF Financial Corp.	80,710,300
2,720,000	U.S. Bancorp	90,358,400
3,250,000	Wells Fargo & Co.	117,585,000
		439,191,300

Number of Shares	Security Description	Market Value
	HEALTH CARE 18.0%
1,550,000	Baxter International Inc.	$70,463,000
1,360,000	Johnson & Johnson	88,318,400
2,120,000	Medtronic, Inc.	98,452,800
760,000	Patterson Cos., Inc. (a)	25,543,600
2,550,000	Pfizer Inc.	72,318,000
1,630,000	St. Jude Medical, Inc. (a)	57,522,700
800,000	SurModics, Inc. (a)	28,096,000
440,000	Techne Corp. (a)	22,378,400
30,000	Zimmer Holdings, Inc. (a)	2,025,000
		465,117,900
	TECHNOLOGY 14.3%
874,284	ADC Telecommunications, Inc. (a)	13,114,260
2,940,000	Ceridian Corp. (a)	65,738,400
1,340,000	Corning Inc. (a)	32,709,400
1,277,030	eFunds Corp. (a)	30,878,585
1,270,000	Emerson Electric Co.	106,502,200
1,710,000	Honeywell International Inc.	69,939,000
1,870,000	Intel Corp.	38,465,900
430,000	Stratasys, Inc. (a)	11,356,300
		368,704,045
	UTILITIES 0.2%
140,000	Verizon Communications Inc.	5,198,200
	TOTAL COMMON STOCKS (cost $1,807,023,295)	$2,521,914,185
	SHORT-TERM INVESTMENTS 2.2%
45,256,476	First American Prime Obligations Fund, Class Z	$45,256,476
11,457,181	Merrill Lynch Premier Institutional Money Market Fund	11,457,181
	TOTAL SHORT-TERM INVESTMENTS (cost $56,713,657)	$56,713,657
	TOTAL INVESTMENTS 100.0% (cost $1,863,736,952)	$2,578,627,842
	OTHER ASSETS AND LIABILITIES (NET) 0.0%	987,893
	TOTAL NET ASSETS 100%	$2,579,615,735

(a) Non-income producing

(b) Affiliated company

See accompanying Notes to Schedule of Investments’.

Notes to Schedule of Investments (unaudited)

Security Valuations

Security valuations for fund investments are furnished by independent pricing services that have been approved by the Board of Directors. Investments in equity securities that are traded on a national securities exchange are stated at the last quoted sales price if readily available for such securities on each business day.  For securities traded on the NASDAQ national market system, the Fund utilizes the NASDAQ Official Closing Price.  Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system.  When market quotations are not readily available, or where the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Fair Valuation Committee (the Committee) appointed by the Fund’s Board of Directors.  Factors which may be considered by the Committee in determining the fair value of a security are fundamental analytical data relating to the security; the nature and duration of any restrictions on the disposition of the security; and the forces influencing the market in which the security is purchased or sold.  As of September 30, 2006,  no securities in the Fund were valued using this method.  Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market.

Security Transactions

Security transactions are recorded on the date on which securities are purchased or sold.

Income taxes

At September 30, 2006, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes.  Net unrealized appreciation aggregated $714,890,890 of which $734,287,948 represented appreciated investment securities and $19,397,057 represented depreciated investment securities.

Transactions with affiliated companies

The Fund owns 5% or more of the voting securities of the following companies as of September 30, 2006.  As a result, these companies are deemed to be affiliates of the Fund as defined by the Investment Company Act of 1940.  Transactions during the period in these securities of affiliated companies were as follows:

	Share Activity
	Balance			Balance	Value at
Security Name	12/31/05	Purchases	Sales	09/30/06	09/30/06
H.B. Fuller Co. *	4,040,000	—	590,000	3,450,000	$80,868,000
MTS Systems Corp.	1,280,000	40,000	110,000	1,210,000	39,131,400
					$119,999,400

* Share activity has been adjusted to give effect to a two-for-one stock split, which was paid on August 7, 2006.

Mairs and Power Growth Fund, inc.

A No-Load Fund

For Shareholder Account Information and Inquiries

Call (800) 304-7404

Or write to:

(via Regular Mail)	(via Overnight or Express Mail)
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street	3rd Floor
P. O. Box 701	615 East Michigan Street
Milwaukee, WI 53201-0701	Milwaukee, WI 53201-0701

For Fund literature and information, visit the Fund’s website at:

www.mairsandpower.com

Investment Manager

Mairs and Power, Inc.

W1520 First National Bank Building

332 Minnesota Street

Saint Paul, MN  55101

Custodian

U.S. Bank, N.A.

Custody Operations

1555 North River Center Drive, Suite 302

Milwaukee, WI  53212

Officers and Directors

William B. Frels, President & Director	Norbert J. Conzemius, Chair & Director
Jon A. Theobald, Chief Compliance	Charlton Dietz, Director
Officer & Secretary	Bert J. McKasy, Director
Peter G. Robb, Vice-President	Charles M. Osborne, Audit Committee
Lisa J. Hartzell, Treasurer	Chair & Director
Edward C. Stringer, Director